                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-4304

Exact name of registrant as specified in charter: Delaware Group Government Fund

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: July 31

Date of reporting period: July 31

Item 1.  Reports to Stockholders




                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

FIXED INCOME

Annual Report 2003
--------------------------------------------------------------------------------
                     DELAWARE AMERICAN GOVERNMENT BOND FUND





















[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                              1
------------------------------------------------------------
PERFORMANCE SUMMARY                                      3
------------------------------------------------------------
FINANCIAL STATEMENTS:

   Statement of Net Assets                               4

   Statement of Assets and Liabilities                   7

   Statement of Operations                               8

   Statements of Changes in Net Assets                   9

   Financial Highlights                                 10

   Notes to Financial Statements                        14
------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                          18
------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                              19
------------------------------------------------------------





























Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)2003 Delaware Distributors, L.P.

Portfolio                                 Delaware American Government Bond Fund
  MANAGEMENT REVIEW                       August 12, 2003


Fund Managers
Steven R. Cianci
Senior Portfolio Manager

Paul Grillo
Senior Portfolio Manager


Q: How did the Fund and the fixed-income markets perform during the past year?
A: As has been the case for the past few years, the fixed-income markets fared quite well during the past 12 months and your Fund continued to outpace its peer group. For the fiscal year ended July 31, 2003, Delaware American Government Bond Fund gained +3.85% (Class A shares at net asset value with distributions reinvested), besting the +2.41% increase in the Lipper General U.S. Government Funds Average (an average return of 191 government bond funds). The benchmark, Lehman Brothers Government Bond Index, rose by +4.44% during the same period.

Q: What impacted the fixed-income investment environment during the past 12 months?
A: The fiscal year ended July 31, 2003 was highlighted by ongoing uncertainty, due to a variety of factors: continued threats of domestic terror, the impact of the new regulations regarding corporate accountability, the outbreak of the SARS virus, and the military conflict in Iraq. Uncertainty prompted many investors to continue to seek the safe haven of fixed-income securities, particularly through the first quarter of 2003. The Federal Reserve remained on its course of trying to stimulate economic growth by cutting its target for the fed funds rate to one percent over the course of the period. The President and Congress provided additional stimulus with a new round of tax cuts, and positive prospects for the economy emerged during the latter part of the fiscal year.

During the last six weeks of the period, interest rates moved higher, negatively impacting the overall return of fixed-income securities. Subsequently, the yield on the benchmark 10-year Treasury note increased by over one percent to its highest level in 12 months. The late selloff in bonds was prompted by releases of stronger economic data and the perception that the Federal Reserve was finished cutting interest rates for the time being.

Q: What was the main focus of the Fund over the past 12 months?
A: The primary objective of your Fund is to seek high current income consistent with safety of principal. Coming off a strong performance in fiscal year 2002, the team took a threefold approach to managing your Fund during the past 12 months:

1) We focused on security selection within non-Treasury markets,
2) We focused on intermediate-term maturities, and
3) We used caution with regard to the future direction of the markets and interest rates.

Q: Can you elaborate on these three strategies?
A: Security selection -- Over the past few years, there has been a flight to quality as assets generally flowed from equity securities into the perceived safe haven of Treasuries. Subsequently, the yields on U.S. Treasury bills, notes, and bonds had fallen to significantly low levels. We have been able to enhance the performance of the Fund (without adding substantial risk, in our opinion) by investing in higher-yielding government agency markets, high-quality corporates, and structured mortgage-backed and asset-backed bonds with good cash flow predictability.

Intermediate-term focus -- We continue to invest primarily in intermediate-term securities with five- to 10-year maturities. The Fund maintains very little exposure to longer-maturity issues, which become more highly volatile in fluctuating interest rate environments. Our intermediate-term securities have generated excellent returns for the Fund without the increased volatility of their long-term counterparts. This decision proved beneficial to the Fund's performance during the latter part of the fiscal year when interest rates drifted higher.

Caution about interest rate direction -- While many factors have contributed to positive performance in the fixed-income markets over the past few years, we remained cautious about predicting the growth of the economy and the future direction of interest rates. This neutral stance contributed to the decision to own more defensive intermediate-maturity (and intermediate-duration) securities in your Fund. We also sought issues that offer certain protections during changing interest rate and inflation environments. For example, we have increased our positions in TIPS (Treasury Inflation-Protected Securities), which always earn a predetermined yield over the inflation rate. The yield earned on TIPS represents a real rate of return (return after inflation) regardless of the inflation rate.

Q: How is the Fund currently positioned?
A: As was the case throughout the year, the Fund has a reduced exposure to Treasury securities. The Treasury Department recently announced that it will issue an additional $60 billion in new debt to finance its borrowing needs over the next three months. This significant amount of new supply should limit the appreciation potential of Treasury securities, in our opinion.

We have increased our exposure to high-quality corporate and asset-backed securities that look attractive relative to Treasuries. The Fund may invest up to 20 percent of its assets in non-government fixed-income securities and we are approaching that level. With signs pointing to an economic rebound and improving corporate earnings, we look favorably upon the environment for credit and believe that high-quality corporate bonds and asset-backed securities currently offer excellent return potential.

We also have reduced our exposure to mortgage-backed securities on an interim basis. As rates have risen over the past six weeks, mortgage-related products came under price pressure. Homeowners are less likely to refinance their mortgage loans during rising rate environments. While most of our mortgage-related holdings have fairly certain cash flow structures, the general perception is that weak credit demand negatively impacts the entire mortgage sector. This has prompted us to reduce our mortgage-backed positions.

We also have increased our exposure to TIPS to protect the Fund against any inflationary pressures that may return when the economy rebounds. TIPS allow us to maintain exposure to the government markets, but with inflation protection.

Delaware
  AMERICAN GOVERNMENT BOND FUND

Fund Basics
As of July 31, 2003
------------------------------------------------
Fund Objective:
To provide high current income consistent with
safety of principal.
------------------------------------------------
Total Fund Net Assets:
$247.32 million
------------------------------------------------
Number of Holdings:
249
------------------------------------------------
Fund Start Date:
August 16, 1985
------------------------------------------------
Your Fund Managers:
Stephen R. Cianci joined Delaware Investments in 1992. He holds both a BS and a MBA from Widener University. He became co-manager of the Fund in January 1999. Mr. Cianci is an
Adjunct Professor of Finance at Widener
University and a CFA charterholder.

Paul Grillo joined Delaware Investments in 1993, after serving as a mortgage strategist and trader at Dreyfus Corporation. He holds a bachelor's degree from North Carolina State
University and a MBA from Pace University.
Mr. Grillo is also a CFA charterholder.

------------------------------------------------
Nasdaq Symbols:
Class A DEGGX
Class B DEGBX
Class C DUGCX

Fund Performance
Average Annual Total Returns
Through July 31, 2003           Lifetime     10 Years   Five Years    One Year
------------------------------------------------------------------------------
Class A (Est. 8/16/85)
Excluding Sales Charge           +6.91%       +5.19 %      +5.75%      +3.85%
Including Sales Charge           +6.64%       +4.71%       +4.79%      -0.89%
------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge           +5.26%                    +5.01%      +3.12%
Including Sales Charge           +5.26%                    +4.76%      -0.85%
------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge           +5.14%                    +5.00%      +3.12%
Including Sales Charge           +5.14%                    +5.00%      +2.12%
------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The cumulative total return for the lifetime period ended July 31, 2003 for Delaware American Government Bond Fund's Class R shares was -3.79%. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

The average annual total returns for the lifetime (since 8/16/85), 10-year, five-year, and one-year periods ended July 31, 2003 for Delaware American Government Bond Fund's Institutional Class were +7.17%, +5.50%, +6.07%, and +4.15%, respectively. The Institutional Class shares were first made available on June 1, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 for Delaware American Government Bond Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

An expense limitation was in effect for all classes of Delaware American Government Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DUGIX

Nasdaq Class R symbol: DUGRX



Performance of a $10,000 Investment
July 31, 1993 through July 31, 2003

Lehman Brothers Government Bond Index
Delaware American Government Bond Fund -- Class A Shares


                      Delaware
                      American
                  Government Bond
                   Fund - Class A              Lehman Brothers
                       shares               Government Bond Index
         Jul-93        $9,550                      $10,000
         Jul-94        $9,215                      $11,103
         Jul-95        $9,844                      $11,089
         Jul-96        $10,246                     $12,211
         Jul-97        $11,247                     $12,859
         Jul-98        $11,959                     $14,246
         Jul-99        $12,030                     $15,400
         Jul-00        $12,617                     $15,757
         Jul-01        $14,153                     $16,653
         Jul-02        $15,239                     $18,769
         Jul-03        $15,825                     $19,603

Chart assumes $10,000 invested on July 31, 1993 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Government Bond Index is an unmanaged index that generally tracks the performance of U.S. Government bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                 Delaware American Government Bond Fund
  OF NET ASSETS                           July 31, 2003


                                             Principal        Market
                                              Amount          Value
Agency Bonds - 11.35%
   Fannie Mae
     2.875% 5/19/08                         $5,175,000     $ 4,960,248
     5.00% 1/15/07                           2,000,000       2,128,630
     7.125% 6/15/10                          2,100,000       2,429,839
   Federal Farm Credit Bank
     1.875% 1/16/07                          2,600,000       2,512,125
   Federal Home Loan Bank
     3.875% 2/12/10                          3,985,000       3,878,469
     7.625% 5/14/10                          5,200,000       6,176,139
   Freddie Mac
     2.10% 2/25/05                           2,165,000       2,172,077
     3.25% 2/25/08                           3,120,000       3,050,461
     4.75% 10/11/12                            790,000         761,436
                                                           -----------
Total Agency Bonds
   (cost $29,047,294)                                       28,069,424
                                                           -----------

Agency Collateralized Mortgage Obligations - 13.74%
   Fannie Mae 2002-5 Class PN Interest
     Only Strip 6.00% 2/25/16                3,622,587          66,223
   Fannie Mae 2002-7   Class IC Interest
     Only Strip 6.00% 4/25/15                1,926,387          19,335
   Fannie Mae Series 02-70 QD
     5.50% 6/25/26                           4,450,000       4,595,398
   Fannie Mae Series 03-18 Class DA
     4.50% 11/25/14                          2,215,000       2,276,306
   Fannie Mae Series 1988-15 Class A
     9.00% 6/25/18                               5,538           6,013
   Fannie Mae Series 2002-16 Class IG
     Interest Only Strip 6.00% 3/25/15       1,349,774          22,269
   Fannie Mae Series 2003-42 JA
     4.00% 11/25/13                          3,597,310       3,664,760
   Fannie Mae Strip D-2 11.00% 4/1/09          399,041         439,806
   Fannie Mae Strip F 2 11.50% 5/1/09          225,540         252,711
   Fannie Mae Strip Series 35 Class 2
     12.00% 7/1/18                             333,992         378,506
   Fannie Mae Strip Series C Class 2
     12.00% 5/1/09                             518,006         584,770
   Fannie Mae Strip Series H Class 2
     11.50% 5/1/09                             417,173         464,928
   Fannie Mae Strip Series J Class 1
     7.00% 11/1/10                              20,278          20,937
   Freddie Mac Series 03-W1 1A1
     6.50% 12/25/42                          2,728,176       2,881,635
   Freddie Mac Series 2302 Class NJ
     6.50% 11/15/29-00                       1,302,012       1,310,934
   Freddie Mac Series 2644 Class AU
     3.50% 5/15/22                           2,435,000       2,414,074
   GNMA Series 02-61 BA 4.648% 3/16/26       3,000,000       3,012,195
   GNMA Series 2002-28 Class B
     5.779% 7/16/24                          4,000,000       4,263,079
   GNMA Series 2003-43 Class B
     4.374% 4/16/33                          5,000,000       4,840,811
   GNMA Series 2003-72 Class C
     4.798% 8/15/33                          2,500,000       2,475,000
                                                           -----------
Total Agency Collateralized Mortgage
   Obligations (cost $35,270,495)                           33,989,690
                                                           -----------

                                            Principal         Market
                                              Amount          Value
Agency Mortgage-Backed Securities- 21.90%
   Fannie Mae
     4.92% 5/1/13                           $4,000,000     $ 4,002,500
     7.41% 4/1/10                            4,943,767       5,886,173
     10.50% 6/1/30                              77,905          89,371
   Fannie Mae FHAVA 10.75% 9/1/11               13,714          15,411
   Fannie Mae S.F. 15 yr
     4.50% 8/1/18                            8,390,000       8,169,764
     6.00% 6/1/17 to 6/1/17                  3,806,871       3,938,921
     6.50% 6/1/16                                  123             129
   Fannie Mae S.F. 15 yr TBA
     5.00% 8/1/18                            3,025,000       3,020,273
   Fannie Mae S.F. 30 yr
     8.00% 2/1/30                              329,101         354,709
     10.00% 7/1/20 to 5/1/22                   236,492         265,237
   Fannie Mae S.F. 30 yr TBA
     5.50% 8/1/33                            5,645,000       5,574,439
   Freddie Mac S.F. 15 yr 9.00% 12/1/05         61,710          64,526
   Freddie Mac S.F. 15 yr TBA
     4.50% 9/1/18                            8,100,000       7,872,189
   Freddie Mac S.F. 30 yr
     8.00% 5/1/11                            1,614,986       1,732,072
     10.00% 1/1/19                              82,127          92,162
     11.50% 4/1/11 to 3/1/16                   417,683         473,761
     12.00% 12/1/10                              9,205          10,347
   Freddie Mac S.F. 30 yr 8.50% 12/1/09        136,454         145,665
   GNMA GPM
     11.00% 3/15/13                             45,197          50,974
     11.75% 8/15/13                            127,411         145,249
     12.00% 1/15/13                              9,569          10,932
     12.25% 3/15/14                             35,198          40,456
   GNMA II 12.00% 3/20/15                        6,251           7,187
   GNMA II GPM
     10.25% 3/20/18                              2,809           3,146
     10.75% 1/20/16 to 2/20/18                  59,530          67,003
     12.00% 1/20/14                             26,186          29,836
   GNMA II S.F. 15 yr 9.00%
     10/20/03 to 10/20/05                       49,591          51,561
   GNMA II S.F. 30 yr
     6.00% 11/20/28                            804,145         816,458
     6.50% 2/20/30                           1,557,466       1,604,190
     7.50% 9/20/30                             370,743         391,018
     8.00% 6/20/30                             176,621         189,315
     10.00% 11/20/15 to 6/20/21                232,239         260,910
     10.50% 3/20/16 to 7/20/21                 156,636         177,113
     11.00% 5/20/15 to 7/20/19                  58,815          66,641
     11.50% 10/20/15                               806             920
     12.00% 3/20/14 to 5/20/15                  90,118         103,437
     12.50% 10/20/13 to 7/20/15                278,635         321,224
   GNMA S.F. 15 yr 6.50% 7/15/14               391,676         412,851
   GNMA S.F. 30 yr
     6.50% 1/15/28                              20,500          21,231
     7.00% 5/15/28                           1,944,048       2,043,073
     7.50% 12/15/23 to 6/15/32               2,744,010       2,916,491
     8.00% 5/15/30                             159,331         171,579
     9.50% 9/15/17 to 3/15/23                  477,215         532,454
     10.00% 3/15/16 to 9/15/18                 139,706         157,386
     11.00% 12/15/09 to 9/15/15                343,061         386,561
     11.50% 7/15/15                             14,168          16,258
     12.00% 12/15/12 to 12/15/15             1,052,216       1,214,456
     12.50% 5/15/10 to 1/15/16                 210,361         243,248
                                                           -----------
Total Agency Mortgage-Backed Securities
   (cost $52,281,683)                                       54,160,807
                                                           -----------

Statement                                 Delaware American Government Bond Fund
  OF NET ASSETS (CONTINUED)

                                            Principal         Market
                                              Amount          Value
Asset-Backed Securities - 7.97%
     Citibank Credit Card Master Trust
        Series 1999-7 A 6.65% 11/15/06      $   65,000     $    69,164
     Freddie Mac Structured
        Pass Through Securities
        Series T-11 A6 6.50% 9/25/18           610,366         611,763
        Series T-50 A3 2.182% 9/27/07        3,700,000       3,706,359
     MBNA Credit Card Master Note Trust
        Series 2001-A1 A1 5.75% 10/15/08     2,342,000       2,535,291
     Navot 2002-B A4 3.52% 10/15/09          1,145,000       1,154,582
   ++Nissan Auto Loan Trust 2002-A
        A3B 144A 2.56% 8/15/07               1,590,000       1,603,291
     Peoplefirst.com Auto Receivable Owner
        Trust Series 2000-2 A4 6.43%           706,846         713,526
        9/15/07
     Sallie Mae Student Loan Trust
        Series 1997-1 Class A2 1.577%        3,153,082       3,170,920
        1/25/10
        Series 1998-2 Class A2 1.737%        4,155,405       4,191,279
        1/25/14
   ++Sierra Receivables Funding Series
        2003-1A Class A 144A 3.09% 1/15/14   1,098,111       1,103,602
     Whole Auto Loan Trust 2002-1 A4
        3.04% 4/15/09                          840,000         850,299
                                                           -----------
Total Asset-Backed Securities
     (cost $ 19,542,532)                                    19,710,076
                                                           -----------

Collateralized Mortgage Obligations - 3.02%
     Countrywide Alternative Loan Trust
        Series 2002-7 6.75% 8/25/32          1,067,796       1,087,476
        Series 2003-21 Class A1
          4.212% 5/25/33                     1,240,236       1,225,229
     CS First Boston Securities
        Series 2002-34 1A1 7.50% 12/25/32    1,397,536       1,468,286
        Series 2003-8 5A1 6.50% 4/25/33      1,845,732       1,876,385
     First Horizon Asset Securities Series
        2003-5 Class 1A17 8.00% 7/25/33        490,910         526,095
  ++GSMPS Mortgage Loan Trust Series
        1998-2 Class A 144A 7.75% 5/19/27      639,531         696,583
     Travellers Mortgage Securities
        Series 1 - Z2 12.00% 3/1/14            560,034         586,824
                                                           -----------
Total Collateralized Mortgage
     Obligations (cost $7,559,418)                           7,466,878
                                                           -----------

Commercial Mortgage-Backed Securities - 1.41%
     Commercial Mortgage Series 2000-C1
        A1 7.206% 8/15/33                    2,126,549       2,312,904
   ++JP Morgan Chase Commercial Mortgage
        Series 2002-FLIA A1 144A 1.46%       1,174,896       1,175,207
        2/14/15
                                                           -----------
Total Commercial Mortgage-Backed
     Securities (cost  $3,370,239)                           3,488,111
                                                           -----------

Corporate Bonds - 9.73%
Banking & Finance - 5.69%
     CitiFinancial 10.00% 5/15/09            1,500,000       1,897,347
     Citigroup 6.00% 2/21/12                 1,000,000       1,059,606
     Countrywide Home Loans
        5.625% 5/15/07                       1,000,000       1,072,002
     General Electric Capital
        5.875% 2/15/12                       1,000,000       1,049,679

                                            Principal        Market
                                              Amount          Value
Corporate Bonds (continued)
Banking & Finance (continued)
     General Motors Acceptance
        4.50% 7/15/06                       $1,500,000     $ 1,503,866
        6.75% 1/15/06                        1,500,000       1,588,892
     Morgan Stanley 5.30% 3/1/13             1,000,000         985,213
     RBSG Capital 10.125% 3/1/04             1,908,000       2,000,008
     US Bank National Association
        6.30% 2/4/14                         2,685,000       2,901,985
                                                           -----------
                                                            14,058,598
                                                           -----------
Cable, Media & Publishing - 0.22%
     Thomson Multimedia 5.75% 2/1/08           500,000         541,841
                                                           -----------
                                                               541,841
                                                           -----------
Chemicals - 0.22%
     Dow Chemical 6.00% 10/1/12                545,000         554,739
                                                           -----------
                                                               554,739
                                                           -----------
Computers & Technology - 0.45%
     Computer Sciences 6.75% 6/15/06         1,000,000       1,110,241
                                                           -----------
                                                             1,110,241
                                                           -----------
Energy - 0.84%
     Apache Financial 7.00% 3/15/09            500,000         564,929
     ConocoPhillips 4.75% 10/15/12           1,000,000         987,114
     North Border Pipeline 6.25% 5/1/07        500,000         533,909
                                                           -----------
                                                             2,085,952
                                                           -----------
Food, Beverage & Tobacco - 0.17%
     Kraft Foods 4.625% 11/1/06                400,000         415,888
                                                           -----------
                                                               415,888
                                                           -----------
Metals & Mining - 0.45%
     Alcan 7.25% 3/15/31                     1,000,000       1,118,527
                                                           -----------
                                                             1,118,527
                                                           -----------
Retail - 1.01%
     Lowe's Companies 7.50% 12/15/05         1,000,000       1,118,409
     Target 5.875% 3/1/12                    1,280,000       1,358,786
                                                           -----------
                                                             2,477,195
                                                           -----------
Telecommunications - 0.47%
     British Telecommunications
        8.125% 12/15/10                        500,000         598,453
   ++Cingular Wireless 144A 5.625% 12/15/06    525,000         567,842
                                                           -----------
                                                             1,166,295
                                                           -----------
Utilities - 0.21%
     Southern Company 5.30% 2/1/07             502,000         531,531
                                                           -----------
                                                               531,531
                                                           -----------
Total Corporate Bonds
     (cost $23,516,736)                                     24,060,807
                                                           -----------

Municipal Bonds - 0.53%
     Cook County, Illinois, Chicago Heights
        School District, Taxable-Series B
        13.15% 12/1/05 AMBAC                 1,055,000       1,314,066
                                                           -----------
Total Municipal Bonds
     (cost $1,482,085)                                       1,314,066
                                                           -----------

Statement                                 Delaware American Government Bond Fund
  OF NET ASSETS (CONTINUED)



                                             Principal        Market
                                              Amount          Value
U.S. Treasury Obligations - 31.20%
     U.S. Treasury Bonds
        5.375% 2/15/31                      $   310,000    $    308,547
        6.25% 5/15/30                         8,400,000       9,293,164
      **12.00% 8/15/13                       13,080,000      18,302,294
     U.S. Treasury Inflation Index Notes
        3.00% 7/15/12                         4,133,349       4,344,538
        3.375% 4/15/32                        4,590,147       5,039,839
     U.S. Treasury Notes
        2.00% 5/15/06                        10,520,000      10,457,543
        3.625% 5/15/13                       22,135,000      20,658,196
    +U.S. Treasury Strip - Principal Only
        3.028% 8/15/07                        1,250,000       1,106,593
    +U.S. Treasury Strip - Principal Only
        5.83% 11/15/21                       22,000,000       7,650,060
                                                           ------------
Total U.S. Treasury Obligations
     (cost $80,639,977)                                      77,160,774
                                                           ------------

Repurchase Agreements - 10.10%
     With BNP Paribas 1.05% 8/1/03
        (dated 7/31/03, collateralized by
        $9,466,000 U.S. Treasury Bills due
        8/7/03, market value $9,464,966)      9,279,000       9,279,000
     With J. P. Morgan Securities 0.97%
        8/1/03 (dated 7/31/03, collateralized
        by $5,938,000 U.S. Treasury Notes
        6.750% due 5/15/05,
        market value $6,553,762)              6,421,000       6,421,000
     With UBS Warburg 1.05% 8/1/03
        (dated 7/31/03, collateralized by
        $9,480,000 U.S. Treasury Bills due
        10/2/03, market value $9,464,924)     9,279,000       9,279,000
                                                           ------------
Total Repurchase Agreements
     (cost $24,979,000)                                      24,979,000
                                                           ------------
Total Market Value of Securities - 110.95%
     (cost $277,689,459)                                    274,399,633
Liabilities Net of Receivables and
     Other Assets - (10.95%)                                (27,075,344)
                                                           ------------
Net Assets Applicable to 32,122,126
     Shares Outstanding - 100.00%                          $247,324,289
                                                           ============
Net Asset Value - Delaware American
     Government Bond Fund Class A
     ($151,135,250 / 19,629,463 Shares)                           $7.70
                                                                  -----
Net Asset Value - Delaware American
     Government Bond Fund Class B
     ($42,542,600 / 5,525,279 Shares)                             $7.70
                                                                  -----
Net Asset Value - Delaware American
     Government Bond Fund Class C
     ($10,640,889 / 1,382,028 Shares)                             $7.70
                                                                  -----
Net Asset Value - Delaware American
     Government Bond Fund Class R
     ($7.74 / 1.005 Shares)                                       $7.70
                                                                  -----
Net Asset Value - Delaware American
     Government Bond Fund Institutional Class
     ($43,005,542 / 5,585,355 Shares)                             $7.70
                                                                  -----

Components of Net Assets at July 31, 2003:
Shares of beneficial interest
   (unlimited authorization - no par)                      $271,201,101
Distributions in excess of net investment income                    (73)
Accumulated net realized loss on investments                (19,092,102)
Net unrealized depreciation of investments                   (4,784,637)
                                                           ------------
Total net assets                                           $247,324,289
                                                           ============

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FHAVA - Federal Housing Authority & Veterans Administration
GNMA - Government National Mortgage Association
GPM - Graduate Payment Mortgage
S.F. - Single Family
TBA - To be announced

**Fully or partially pledged as collateral for financial futures contracts.
 +Zero coupon bond. The interest rate shown is the yield at time of purchase. ++Securities exempt from registration under Rule 144A of the securities Act of
  1933.
  See Note 11 in "Notes to Financial Statements".

Net Asset Value and Offering Price per Share -
  Delaware American Government Bond Fund
Net asset value Class A (A)                                       $7.70
Sales charge (4.50% of offering price,
  or 4.68% of the amount invested per share) (B)                   0.36
                                                                   ----
Offering price                                                    $8.06
                                                                  =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.


See accompanying notes

                                              Delaware American Government Bond Fund
Statement                                     July 31, 2003
  OF ASSETS AND LIABILITIES


Assets:
   Investments at market (cost $277,689,459)                            $274,399,633
   Cash                                                                       41,529
   Subscriptions receivable                                                1,088,335
   Receivables for securities sold                                        14,136,287
   Interest receivable                                                     2,399,905
   Futures variation margin receivable                                       171,390
   Due from DMC                                                              116,527
                                                                        ------------
   Total assets                                                          292,353,606
                                                                        ------------

Liabilities:
   Payables for securities purchased                                      42,632,368
   Written options (including premiums received of $265,292)                 363,750
   Liquidations payable                                                    1,020,565
   Distributions payable                                                     225,010
   Swap agreement mark to market payable                                     374,131
   Accrued expenses                                                          413,493
                                                                        ------------
   Total liabilities                                                      45,029,317
                                                                        ------------

Total Net Assets                                                        $247,324,289
                                                                        ============


See accompanying notes

Statement                                                           Delaware American Government Bond Fund
  OF OPERATIONS                                                     Year Ended July 31, 2003

Investments Income:
   Interest                                                                                   $ 10,944,374
                                                                                              ------------

Expenses:
   Management fees                                                        $1,425,917
   Dividend disbursing and transfer agent fees and expenses                1,758,963
   Distribution expense -- Class A                                           466,873
   Distribution expense -- Class B                                           495,710
   Distribution expense -- Class C                                           106,425
   Reports and statements to shareholders                                     92,882
   Registration fees                                                          80,754
   Accounting and administration fees                                        116,282
   Professional fees                                                          31,199
   Trustees' fees                                                             17,046
   Custodian fees                                                             23,972
   Other expenses                                                             65,314             4,681,337
                                                                          ----------
   Less expenses absorbed or waived                                                             (1,658,011)
   Less expenses paid indirectly                                                                   (10,094)
                                                                                              ------------
   Total expenses                                                                                3,013,232
                                                                                              ------------
Net Investment Income                                                                            7,931,142
                                                                                              ------------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized gain on:
     Investments                                                                                 9,649,564
     Futures contracts                                                                           2,196,291
     Options written                                                                               595,197
     Swap agreements                                                                               810,475
                                                                                              ------------
   Net realized gain                                                                            13,251,527
   Net change in unrealized appreciation/depreciation on investments                           (11,670,640)
                                                                                              ------------
Net Realized and Unrealized Gain on Investments                                                  1,580,887
                                                                                              ------------

Net Increase in Net Assets Resulting from Operations                                          $  9,512,029
                                                                                              ============


See accompanying notes

Statements                                                                                 Delaware American Government Bond Fund
  OF CHANGES IN NET ASSETS


                                                                                                           Year Ended
                                                                                                  7/31/03              7/31/02
Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                                       $  7,931,142          $  9,117,632
   Net realized gain on investments                                                              13,251,527             5,793,188
   Net change in unrealized appreciation/depreciation of investments                            (11,670,640)              293,099
                                                                                               ------------          ------------
   Net increase in net assets resulting from operations                                           9,512,029            15,203,919
                                                                                               ------------          ------------

Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                                                     (6,863,002)           (6,727,034)
     Class B                                                                                     (1,849,857)           (1,709,719)
     Class C                                                                                       (393,326)             (355,567)
     Institutional Class                                                                         (2,044,301)           (2,153,104)
                                                                                               ------------          ------------
                                                                                                (11,150,486)          (10,945,424)
                                                                                               ------------          ------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                     51,065,955            48,488,670
     Class B                                                                                     14,638,875            22,811,546
     Class C                                                                                      5,620,553             5,958,950
     Class R                                                                                              8                    --
     Institutional Class                                                                         17,403,515            17,983,342

   Net assets from merger:(1)
     Class A                                                                                             --            25,307,576
     Class B                                                                                             --             8,730,074
     Class C                                                                                             --             1,889,669
     Institutional Class                                                                                 --             1,947,146

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                                      5,057,517             4,489,008
     Class B                                                                                      1,287,885             1,122,162
     Class C                                                                                        347,959               304,037
     Institutional Class                                                                          2,031,021             2,124,696
                                                                                               ------------          ------------
                                                                                                 97,453,288           141,156,876
                                                                                               ------------          ------------
   Cost of shares repurchased:
     Class A                                                                                    (45,701,741)          (35,655,882)
     Class B                                                                                    (19,706,765)          (10,450,734)
     Class C                                                                                     (3,943,333)           (3,700,429)
     Institutional Class                                                                        (17,348,277)          (14,975,943)
                                                                                               ------------          ------------
                                                                                                (86,700,116)          (64,782,988)
                                                                                               ------------          ------------
Increase in net assets derived from capital share transactions                                   10,753,172            76,373,888
                                                                                               ------------          ------------
Net Increase in Net Assets                                                                        9,114,715            80,632,383

Net Assets:
   Beginning of year                                                                            238,209,574           157,577,191
                                                                                               ------------          ------------
   End of year                                                                                 $247,324,289          $238,209,574
                                                                                               ============          ============

See accompanying notes
(1) See footnote 5.

Financial
   HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  Delaware American Government Bond Fund Class A
                                                                                                  Year Ended
                                                                               7/31/03   7/31/02(1) 7/31/01    7/31/00     7/31/99
Net asset value, beginning of period                                          $  7.750   $  7.590   $ 7.170      $ 7.300  $  7.720

Income (loss) from investment operations:
Net investment income                                                            0.249      0.339     0.433        0.469     0.474
Net realized and unrealized gain (loss) on investments                           0.050      0.227     0.418       (0.128)   (0.420)
                                                                              --------   --------   -------      -------  --------
Total from investment operations                                                 0.299      0.566     0.851        0.341     0.054
                                                                              --------   --------   -------      -------  --------

Less dividends and distributions from:
Net investment income                                                           (0.349)    (0.406)   (0.431)      (0.471)   (0.474)
                                                                              --------   --------   -------      -------  --------
Total dividends and distributions                                               (0.349)    (0.406)   (0.431)      (0.471)   (0.474)
                                                                              --------   --------   -------      -------  --------

Net asset value, end of period                                                $  7.700   $  7.750   $ 7.590      $ 7.170  $  7.300
                                                                              ========   ========   =======      =======  ========

Total return(2)                                                                  3.85%      7.66%    12.14%        4.88%     0.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                       $151,135   $141,771   $96,539      $92,100  $114,027
Ratio of expenses to average net assets                                          1.05%      1.05%     1.61%        1.34%     1.25%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                       1.69%      1.64%     1.61%        1.34%     1.25%
Ratio of net investment income to average net assets                             3.17%      4.43%     5.82%        6.55%     6.16%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                       2.53%      3.84%     5.82%        6.55%     6.16%
Portfolio turnover                                                                501%       316%      186%         223%      142%

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.076, an increase in net realized and unrealized gain (loss) per share of $0.076, and a decrease in the ratio of net investment income to average net assets of 0.99%. Per share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Delaware American Government Bond Fund Class B
                                                                                                  Year Ended
                                                                              7/31/03   7/31/02(1)  7/31/01      7/31/00  7/31/99
Net asset value, beginning of period                                          $ 7.750    $ 7.590    $ 7.170      $ 7.300  $ 7.720

Income (loss) from investment operations:
Net investment income                                                           0.194      0.283      0.380        0.419    0.421
Net realized and unrealized gain (loss) on investments                          0.049      0.227      0.418       (0.128)  (0.421)
                                                                              -------    -------    -------      -------  -------
Total from investment operations                                                0.243      0.510      0.798        0.291    0.000
                                                                              -------    -------    -------      -------  -------

Less dividends and distributions from:
Net investment income                                                          (0.293)    (0.350)    (0.378)      (0.421)  (0.420)
                                                                              -------    -------    -------      -------  -------
Total dividends and distributions                                              (0.293)    (0.350)    (0.378)      (0.421)  (0.420)
                                                                              -------    -------    -------      -------  -------

Net asset value, end of period                                                $ 7.700    $ 7.750    $ 7.590      $ 7.170  $ 7.300
                                                                              =======    =======    =======      =======  =======

Total return(2)                                                                 3.12%      6.88%     11.36%        4.15%   (0.11%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                       $42,543    $46,486    $23,556      $15,855  $19,147
Ratio of expenses to average net assets                                         1.75%      1.75%      2.31%        2.04%    1.95%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                      2.39%      2.34%      2.31%        2.04%    1.95%
Ratio of net investment income to average net assets                            2.47%      3.73%      5.12%        5.85%    5.46%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                      1.83%      3.14%      5.12%        5.85%    5.46%
Portfolio turnover                                                               501%       316%       186%         223%     142%

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.076, an increase in net realized and unrealized gain (loss) per share of $0.076, and a decrease in the ratio of net investment income to average net assets of 0.99%. Per share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)



Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware American                 Delaware American
                                                                      Government Bond Fund Class C     Government Bond Fund Class R

                                                                                    Year                           6/2/03(3)
                                                                                   Ended                              to
                                                            7/31/03   7/31/02(1)  7/31/01   7/31/00   7/31/99      7/31/03
Net asset value, beginning of period                        $ 7.750     $7.590     $7.170    $7.300    $7.720      $  8.040

Income (loss) from investment operations:
Net investment income                                         0.193      0.281      0.380     0.420     0.422         0.051
Net realized and unrealized gain (loss) on investments        0.050      0.227      0.418    (0.129)   (0.422)       (0.355)
                                                            -------     ------     ------    ------    ------      --------
Total from investment operations                              0.243      0.508      0.798     0.291     0.000        (0.304)
                                                            -------     ------     ------    ------    ------      --------

Less dividends and distributions from:
Net investment income                                        (0.293)    (0.348)    (0.378)   (0.421)   (0.420)       (0.036)
                                                            -------     ------     ------    ------    ------      --------
Total dividends and distributions                            (0.293)    (0.348)    (0.378)   (0.421)   (0.420)       (0.036)
                                                            -------     ------     ------    ------    ------      --------

Net asset value, end of period                              $ 7.700     $7.750     $7.590    $7.170    $7.300      $  7.700
                                                            =======     ======     ======    ======    ======      ========

Total return(2)                                               3.12%      6.85%     11.36%     4.15%    (0.11%)       (3.79%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $10,641     $8,728     $4,145    $2,434    $4,077      $     --
Ratio of expenses to average net assets                       1.75%      1.75%      2.31%     2.04%     1.95%         1.35%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly    2.39%      2.34%      2.31%     2.04%     1.95%         2.35%
Ratio of net investment income to average net assets          2.47%      3.73%      5.12%     5.85%     5.46%         2.07%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly    1.83%      3.14%      5.12%     5.85%     5.46%         1.07%
Portfolio turnover                                             501%       316%       186%      223%      142%          501%

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.076, an increase in net realized and unrealized gain (loss) per share of $0.076, and a decrease in the ratio of net investment income to average net assets of 0.99%. Per share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(3) Date of commencement of operations. Ratios and portfolio turnover have been annualized and total return has not been annualized.


See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                               Delaware American Government Bond Fund Institutional Class
                                                                                  Year Ended
                                                               7/31/03 7/31/02(1)   7/31/01      7/31/00         7/31/99
Net asset value, beginning of period                           $ 7.750   $ 7.590    $ 7.170      $ 7.300         $ 7.720

Income (loss) from investment operations:
Net investment income                                            0.272     0.361      0.454        0.492           0.495
Net realized and unrealized gain (loss) on investments           0.050     0.228      0.418       (0.130)         (0.418)
                                                               -------   -------    -------      -------         -------
Total from investment operations                                 0.322     0.589      0.872        0.362           0.077
                                                               -------   -------    -------      -------         -------

Less dividends and distributions from:
Net investment income                                           (0.372)   (0.429)    (0.452)      (0.492)         (0.497)
                                                               -------   -------    -------      -------         -------
Total dividends and distributions                               (0.372)   (0.429)    (0.452)      (0.492)         (0.497)
                                                               -------   -------    -------      -------         -------

Net asset value, end of period                                 $ 7.700   $ 7.750    $ 7.590      $ 7.170         $ 7.300
                                                               =======   =======    =======      =======         =======

Total return(2)                                                  4.15%     7.99%     12.46%        5.19%           0.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $43,006   $41,225    $33,337      $32,609         $30,883
Ratio of expenses to average net assets                          0.75%     0.75%      1.31%        1.04%           0.95%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly       1.39%     1.34%      1.31%        1.04%           0.95%
Ratio of net investment income to average net assets             3.47%     4.73%      6.12%        6.85%           6.46%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly       2.83%     4.14%      6.12%        6.85%           6.46%
Portfolio turnover                                                501%      316%       186%         223%            142%

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.076, an increase in net realized and unrealized gain (loss) per share of $0.076, and a decrease in the ratio of net investment income to average net assets of 0.99%. Per share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

                                          Delaware American Government Bond Fund
Notes                                     July 31, 2003
  TO FINANCIAL STATEMENTS

Delaware Group Government Funds (the "Trust") is organized as a Delaware business trust and offers one series: Delaware American Government Bond Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sales exclusively to a limited group of investors.

The investment objective of the Fund is to seek to provide high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. U.S. government and agency securities are valued at the mean between the bid and asked price. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.

Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $6,222 for the year ended July 31, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended July 31, 2003 was approximately $3,872. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and
   Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through September 30, 2004.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares, and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses.

At July 31, 2003, the Fund had receivables from or liabilities payable to affiliates as follows:

   Dividend disbursing, transfer agent fees,
      accounting and other expenses payable to DSC             $(132,440)
   Other expenses payable to DMC and affiliates                  (96,117)
   Receivable from DMC under expense limitation agreement        116,527

For the year ended July 31, 2003, DDLP earned $322,156 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

Notes                                     Delaware American Government Bond Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

3. Investments
For the period ended July 31, 2003, the Fund made purchases of $7,615,800,850 and sales of $8,258,019,091 of investment securities other than U.S. government securities and short-term investments. The purchases and sales of long-term U.S. government securities were $661,437,131 and $1,220,418, respectively.

At July 31, 2003, the cost of investments for federal income tax purposes was $280,447,225. At July 31, 2003, net unrealized depreciation was $6,047,592 of which $2,542,217 related to unrealized appreciation of investments and $8,589,809 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended July 31, 2003 and 2002 was as follows:

                                           2003               2002
                                           ----               ----
   Ordinary income                     $11,150,486         $10,945,424

As of July 31, 2003, the components of net assets on a tax basis were as follows:

   Shares of beneficial interest                       $271,201,101
   Distributions in excess of ordinary income                   (73)
   Capital loss carryforwards                           (17,455,016)
   Unrealized depreciation of investments                (6,421,723)
                                                       ------------
   Net assets                                          $247,324,289
                                                       ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carry forwards expire as follows: $3,761,689 expires in 2004; $2,371,574 expires in 2005; $3,195,086 expires in 2007; $6,907,431 expires in 2008 and $1,219,236 expires in 2009.

5. Fund Merger
Effective August 27, 2001, Delaware American Government Bond Fund acquired all of the assets and assumed all of the liabilities of Delaware U.S. Government Securities Fund, an open-end investment company, pursuant to a Plan and Agreement of Reorganization (the "Reorganization") dated August 24, 2001 and approved by Delaware U.S. Government Securities Fund shareholders on July 26, 2001. The shareholders of Delaware U.S. Government Securities Fund received shares of the respective class of Delaware American Government Bond Fund equal to the aggregate net asset value of their shares prior to the Reorganization based on the net asset value per share of the Delaware American Government Bond Fund.

The Reorganization was treated as a non-taxable event and accordingly the Delaware American Government Bond Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation, and accumulated realized losses of the Delaware U.S. Government Securities Fund as of the close of business on August 24, 2001 were as follows:

                          Net                  Accumulated
                       Unrealized             Net Realized
    Net Assets        Appreciation               Losses
    ----------        ------------            -----------
   $37,874,465          $888,161              $(4,435,216)

The net assets of the Delaware American Government Bond Fund prior to the Reorganization was $161,138,560.

6. Capital Shares
Transactions in capital shares were as follows:
                                                  Year Ended

                                           7/31/03          7/31/02
Shares sold:
   Class A                                 6,473,667       6,344,043
   Class B                                 1,855,418       2,969,901
   Class C                                   710,912         776,395
   Class R                                         1              --
   Institutional Class                     2,204,417       2,349,739

Shares sold from merger:(1)
   Class A                                        --       3,327,507
   Class B                                        --       1,147,852
   Class C                                        --         248,459
   Institutional Class                            --         256,016

Shares issued upon reinvestment
   of dividends and distributions:
   Class A                                   642,084         587,087
   Class B                                   163,578         146,756
   Class C                                    44,183          39,776
   Institutional Class                       257,863         277,998
                                         -----------      ----------
                                          12,352,123      18,471,529
                                         -----------      ----------
Shares repurchased:
   Class A                                (5,780,683)     (4,679,632)
   Class B                                (2,492,357)     (1,368,450)
   Class C                                  (499,371)       (484,248)
   Institutional Class                    (2,196,588)     (1,955,067)
                                         -----------      ----------
                                         (10,968,999)     (8,487,397)
                                         -----------      ----------
Net increase                               1,383,124       9,984,132
                                         ===========      ==========

(1) See footnote 5.

For the years ended July 31, 2003 and 2002, 215,772 Class B shares were converted to 215,772 Class A shares valued at $1,708,857 and 25,746 Class B shares were converted to 25,746 Class A shares valued at $197,806, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

7. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of July 31, 2003, or at any time during the period.

8. Options Written
During the year ended July 31, 2003, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written.
Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from

Notes                                     Delaware American Government Bond Fund
  TO FINANCIAL STATEMENTS (CONTINUED)


8. Options Written (continued) the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended July 31, 2003 for the Fund were as follows:

                                            Number of
                                            Contracts      Premiums
                                            ---------     -----------
   Options outstanding at July 31, 2002         --        $        --
   Options written                             633          1,889,676
   Options terminated in closing
      purchase transactions                    (23)        (1,624,384)
                                               ---        -----------
   Options outstanding at July 31, 2003        610        $   265,292
                                               ===        ===========

At July 31, 2003, the Fund had the following options written outstanding:

                                    Number of      Notional Amount    Excise        Expiration       Net Appreciation/
Description                         Contracts         of Futures      Price           Date            (Depreciation)
-----------------                   ---------        -----------      ------        ----------       ----------------
Call Options Written
   U.S. Treasury 10 Year Future        167           $16,700,000       113         October 2003          $ 32,257
   U.S. Treasury 10 Year Future        138            13,800,000       116        September 2003            1,052

Put Options Written
   U.S. Treasury 10 Year Future        167            16,700,000       107         October 2003           (90,992)
   U.S. Treasury 10 Year Future        138            13,800,000       108        September 2003          (40,775)
                                                                                                         --------
                                                                                                         $(98,458)
                                                                                                         --------

Writing options involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

9. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at July 31, 2003 were as follows:

                                            Notional Cost                         Unrealized
Contracts to Buy/(Sell)                      (Proceeds)      Expiration Date      Gain (Loss)
------------------------------------        ------------     ---------------      -----------
(384) U.S. 10 Year Treasury Note            $(43,630,012)    September 2003       $ 1,150,012
456 U.S. 5 Year Treasury Note                 52,937,858     September 2003        (2,172,233)
                                                                                  -----------
                                                                                  $(1,022,221)
                                                                                  ===========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

10. Swap Agreements
During the year ended July 31, 2003, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

Notes                                     Delaware American Government Bond Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

10. Swap Agreement (continued)
At July 31, 2003, the Fund had the following total return swap agreements outstanding:

Notional       Expiration                                            Unrealized
Amount         Date           Description                            Loss
----------     ----------     -----------------------------------    ----------
$9,350,000     12/31/03       Agreement with Lehman Brothers         $(374,131)
                              Special Financing, Inc. to receive
                              The notional amount multiplied
                              by the return on the Lehman
                              Brothers Commercial MBS Index
                              AAA and to pay the notional
                              Amount multiplied by the 1 month
                              BBA LIBOR Adjusted by a spread
                              of minus 0.35%.

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

11. Credit and Market Risk
The Fund may invest up to 20% of net assets in high quality non-government securities. Non-government securities include corporate bonds, certificates of deposit, corporate commercial paper, asset-backed securities and mortgage-backed securities that are not directly guaranteed by the U.S. government in any way. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investments in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

12. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions a on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2003, the Fund designates distributions paid during the year as follows:

       (A)               (B)
    Long-Term         Ordinary
  Capital Gains        Income             Total
  Distributions     Distributions      Distributions
   (Tax Basis)       (Tax Basis)        (Tax Basis)
---------------   ---------------      -------------
      --               100%               100%

(A) and (B) are based on a percentage of the Fund's total distribution.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Government Fund -- Delaware American
Government Bond Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware American Government Bond Fund (the "Fund") as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware American Government Bond Fund at July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
-----------------
Ernst & Young LLP


Philadelphia, Pennsylvania
September 12, 2003

Delaware Investments Family of Funds
  BOARD OF DIRECTORS/TRUSTEES AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude to Driscoll(2)         Chairman and          3 Years -            Since August 2000,           83             None
   2005 Market Street          Trustee(4)         Executive Officer    Mr. Driscoll has served in
   Philadelphia, PA                                                    various executive capacities
        19103                                      Trustee as of         at different times at
                                                    May 15, 2003         Delaware Investments(1)
   March 10, 1963
                                                                        Senior Vice President and
                                                                    Director of Fixed-Income Process-
                                                                        Conseco Capital Management
                                                                         (June 1998-August 2000)

                                                                            Managing Director-
                                                                       NationsBanc Capital Markets
                                                                        (February 1996-June 1998)

-----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                               Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)


  Anthony D. Knerr               Trustee              10 Years        Founder/Managing Director -      101             None
 2005 Market Street                                                    Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938

   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  101           Director -
 2005 Market Street                                                        National Gallery of Art                  Systemax Inc.
 Philadelphia, PA                                                              (1994 - 1999)
      19103                                                                                                        Director - Andy
                                                                                                                  Warhol Foundation
   November 1, 1940



   Thomas F. Madison             Trustee              9 Years                President/Chief           101            Director -
   2005 Market Street                                                      Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                  Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &       101             None
   2005 Market Street                                                Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS

   Richelle S. Maestro      Executive Vice President,    4 Years        Ms. Maestro has served in      101             None
   2005 Market Street           General Counsel                       various executive capacities
    Philadelphia, PA            and Secretary                            at different times at
       19103                                                             Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President       7 Years       Mr. Bishof has served in        101             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware American Government Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware American Government Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                                  Affiliated Officers                        Contact Information
Jude T. Driscoll                                   Michael P. Bishof                          Investment Manager
Chairman                                           Senior Vice President and Treasurer        Delaware Management Company
Delaware Investments Family of Funds               Delaware Investments Family of Funds       Philadelphia, PA
Philadelphia, PA                                   Philadelphia, PA
                                                                                              International Affiliate
Walter P. Babich                                   Richelle S. Maestro                        Delaware International Advisers Ltd.
Board Chairman                                     Executive Vice President,                  London, England
Citadel Construction Corporation                   General Counsel and Secretary
King of Prussia, PA                                Delaware Investments Family of Funds       National Distributor
                                                   Philadelphia, PA                           Delaware Distributors, L.P.
John H. Durham                                                                                Philadelphia, PA
Private Investor Gwynedd
Valley, PA                                                                                    Shareholder Servicing, Dividend
                                                                                              Disbursing and Transfer Agent
John A. Fry                                                                                   Delaware Service Company, Inc.
President                                                                                     2005 Market Street
Franklin & Marshall College                                                                   Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                              For Shareholders
Anthony D. Knerr                                                                              800 523-1918
Managing Director
Anthony Knerr & Associates New                                                                For Securities Dealers and Financial
York, NY                                                                                      Institutions Representatives Only
                                                                                              800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                         Web site
National Gallery of Art                                                                       www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

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A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii)
on the Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------




(8146)                                                        Printed in the USA
AR-023 [6/03] IVES 9/03                                                    J9372

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans (1)

Item 4.  Principal Accountant Fees and Services

         Required only for fiscal years ending after December 15, 2003.

         Not applicable.

Item 5.  Audit Committee of Listed Registrants

         Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.


-----------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits

(a) (1)  Code of Ethics

         Not applicable.

    (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


Name of Registrant: Delaware Group Government Fund

JUDE T. DRISCOLL
--------------------------
By:    Jude T. Driscoll
   -----------------------
Title: Chairman
Date:  October 8, 2003
       ---------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


JUDE T. DRISCOLL
--------------------------
By: Jude T. Driscoll
   -----------------------
Title: Chairman
Date:  October 8, 2003
       ---------------


JOSEPH H. HASTINGS
--------------------------
By:    Joseph H. Hastings
   -----------------------
Title: Chief Financial Officer
Date:  October 8, 2003
       ---------------